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                                                                   EXHIBIT 23(b)
                                                                      CONSENT OF
                                                         INDEPENDENT ACCOUNTANTS

Grant Thornton SpA

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


As independent auditors of Cybernet Italia S.p.A and Eclipse S.p.A., we consent to the incorporation by reference in the Registration Statement on Form S-8 of our reports dated March 29, 2000, relating to the consolidated financial statements of Cybernet Internet Services International, Inc. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                /s/ Felice Duca
                                                ---------------
                                                  Felice Duca
                                                   (Partner)


Roma, Italy
June 29, 2000